NOMURA

                                        Pacific Basin
                                          Fund, Inc.








                                      SEMI-ANNUAL REPORT

                                      SEPTEMBER 30, 2001



                                      [OBJECT OMITTED]




                                 NOMURA Pacific Basin Fund, Inc.

                                     Pacific Basin Portfolio



                                                                                November 16, 2001


To Our Shareholders

     We present the Semi-Annual Report of the           return of the Funds Class A and Class B
Pacific Basin Portfolio (the "Fund"), a                 shares since inception (August 2, 1999) were
series of Nomura Pacific Basin Fund, Inc.               (19.0%) and (19.5%) respectively. Total
(the "Corporation"), for the six months ended           return consists of changes in the NAV and the
September 30, 2001.                                     reinvestment of dividends and capital gains
                                                        distributions. This performance information
     The Net Asset Value per Share ("NAV") of           represents past performance, and investment
the Fund's share classes as of September 30, 2001       return and principal value of an investment
were Class A $8.85, Class B $8.74, and Class            in the Fund will fluctuate so that, when
Z $8.86.                                                redeemed, it may be worth more or less than
                                                        the original cost. Changes in currency rates
     The NAV of the Fund's Class A, B, and Z            have influenced the Fund's performance for
shares decreased by 19.9%, 20.0% and 19.9%              certain of the specified periods. Expense
during the quarter ended September 30, 2001,            reimbursement is in effect, and without such
respectively, based on the changes in share             reimbursement performance would have been
prices. The NAV of the Fund's Class A, B, and           lower. (Please refer to the Fund Highlights
Z shares decreased by 17.3%, 17.6% and 17.4%,           for additional performance data.)
during the six months ended September 30,
2001, respectively, based on the changes in             The United States dollar-based returns of the
share prices. The total net assets of the               Pacific Basin, as measured by the Morgan
Fund aggregated $7,583,804 and the total                Stanley Capital International Index ("MSCI")
number of shares outstanding was 855,858 on             (an unmanaged index), for the three months
September 30, 2001.                                     and six months ended September 30, 2001 were
                                                        (18.2%) and (17.3%), respectively. The Fund's
     The average annual return of the Fund's            Class A, B, and Z shares underperformed the
Class Z shares for the one-year, five-year and          MSCI Index by 1.6 percentage points, 1.8
ten-year periods ended September 30, 2001 and           percent points, and 1.7 percentage points,
since inception (July 8, 1985) were (37.0%),            respectively, for the quarter ended September
(9.4%), (2.2%), and 7.4%, respectively. The             30, 2001. The Fund's Class A, B, and Z shares
average annual return of the Fund's Class A             underperformed the MSCI Index by 0.1
and Class B shares for one-year period ended            percentage points, 0.3 percentage points
September 30, 2001 were (37.0%) and (37.4%),            and 0.1 percentage points,
respectively. The average annual



respectively for the six months ended                        The Fund has been positioned for an end
September 30, 2001.                                     to this bear market cycle. The World Trade
                                                        Center attack caused considerable concern
     The foreign exchange rate of the Japanese yen      about the prospects of a recovery of the
("Yen") at September 30, 2001 was 119.210 Yen           United States ("U.S.") and hence the world
to one U.S. dollar. The Yen appreciated by              economy. Despite the setback caused by the
4.6% and 5.3% against the U.S. dollar for the           attacks, we continue to believe that the end
quarter and six months ended September 30,              of the bear market cycle is approaching.
2001, respectively.                                     Economic recovery is probably delayed by a
                                                        quarter. The Fund remains aggressively
     The NAV of the Fund's share classes as of          weighted in the Asian Markets.
November 15, 2001 was Class A shares $9.56,
Class B shares $9.42, and Class Z shares
$9.57.                                                  The Stock Market

                                                             Prior to September 11, 2001, global
The Portfolio                                           equity markets were suffering from intense
                                                        selling pressure, having broken down from a
      The Fund's Class Z shares Net Asset Value         shallow decline seen since mid-summer. By
("NAV") decreased by 19.9% during the quarter           late August, Wall Street's patience with the
ended September 30, 2001, as opposed to a               U.S. economy had worn thin. All the
18.2% decline of the MSCI Pacific Basin                 ingredients for a U.S. economic turnaround
Index. The difference is largely attribu ted            seemed to be in place, such as low interest
to country allocation. Strong weighting in              rates, reduced energy prices and tax
smaller Asian markets turned out to be                  reductions. However, few signs of economic
counter productive as these markets suffered            recovery were found, and the improvement in
weak performances after September 11, 2001.             the leading Index alone was not convincing
                                                        enough to revive the market. U.S. equities
     The Pacific Basin equity markets did not           drifted lower, taking the rest of the world
escape the wholesale damage around the world            down with them. The terrorist attacks have
caused by the World Trade Center attack.                dashed the hopes of an imminent recovery, and
Smaller markets in the region suffered more             all but guaranteed a recession.
serious declines than 18.2% as investors
became risk-averse. Australia, down 16.4%,                   The Pacific Basin, the most sensitive
was the best performing market for the                  region to U.S. economic growth suffered very
quarter. However, having been one of the top            serious declines in their equity markets. The
performing markets. in the world until the              region as measured by the MSCI Pacific Basin
end of August, Australia endured heavy profit           index declined by 18.2%. Singapore, once
taking. The Australian dollar declined                  considered a notably stable market, declined
sharply as investors fled what is considered            20.6%, not much better than the 21.4% decline
a marginal currency. Japan declined by 18.1%.           suffered by volatile Hong Kong. (Singapore
It would have declined more sharply, but                became the first country to report Gross
speculation on another bank bail out plan               Domestic Product ("GDP") in the quarter ended
emerged right after the terrorist attacks.              September 30, 2001, and it turned out to be a
                                                        shocking 9.9% decline.) Australia had been
                                                        the anchor of




value in the region until the end of August.            Japanese technology stocks appeared to have
But the attacks brought down Australia                  discounted much of the negative news, and
ferociously, mainly through a weak Australian           some look relatively attractive with price to
dollar and a growing certainty of a global              book value ratios ("PBRs") sinking to
recession. Australia was down by 16.4% for              historically low levels. Meanwhile, equity
the quarter. Japan was down 18.1%.                      market volatility increased substantially and
Surprisingly, Australia was the best                    many stocks ended with heavily discounted
performing country outside of Japan in                  valuations.
September. The Tokyo stock market was saved
by speculation on yet another bank bail out                  Movement away from Technology, Media and
plan amid the chaotic market conditions that            Telecommunication ("TMT") stocks and towards
followed the attacks.                                   defensive sectors continued throughout the
                                                        third quarter, while pharmaceutical,
                                                        construction, and utility companies
Japan                                                   outperformed. Exporters such as auto makers
                                                        enjoyed a relief rally as the Yen began to
     The TOPIX, consisting of all companies             weaken again in late September.
listed on the Tokyo Stock Exchange (the                 Telecommunications also started to de-couple
"TSE"), declined 21.3% in the quarter ended             from the Electronics sector, reflecting a
September 30, 2001 and 7.2% during the month            general shift towards domestic-demand driven
of September, on a local currency basis,                stocks. Banks were undermined by uncertainty
respectively. Continuing deterioration in               over the government's non-performing loans
domestic fundamentals, initially highlighted            ("NPL") clean up proposals.
by the Bank of Japan's ("BOJ) July Tankan
survey and a series of poor industrial                       The Japanese equity market will be
production figures, forced the index down to            range-bound with a weak bias given the poor
successive new lows. Although the Japanese              corporate earnings performance and the
market managed a brief recovery in late July,           increasing risk aversion among investors.
following an upgrade of the U.S.                        Historically low valuations and the BOJ's
semiconductor industry's sector outlook, the            extremely loose monetary policy will,
cautious tone of the Federal Reserve Bank's             however, help limit the downside risk.
("FRB") Beige Book economic assessment caused
sentiment to deteriorate again. Global equity
markets suffered precipitous declines in the            Australia
wake of the terrorist attacks in the U.S.,
despite concerted efforts by the FRB and BOJ.                The Australian stock market declined
With urgent simultaneous easing of monetary             7.1% during September and 12.8% during the
policy, the TSE remained about 10% below its            quarter, on a local currency basis,
pre-September 11 level.                                 respectively. The attacks in the U.S. led to
                                                        a rotation into defensive stocks, at the
     In September, profit warnings from                 expense of cyclical stocks and banks. Food,
Technology-led sectors began to spread across           utilities, healthcare, gold, and
other areas as well, reflecting the prospect            telecommunications benefited. Resources
of a global recession exacerbated by the                underperformed as recovery expectations were
terrorist attacks in the U.S. However,                  pushed out again. Media and insurance stocks
                                                        also weakened. Within the Banking sector





prospects of a slowdown focused attention on            China
asset quality amid the corporate failures at
Ansett Holdings Limited.                                     The China stock market collapsed from
                                                        its peak by nearly 50% during the quarter
     The Reserve Bank of Australia ("RBA")              before recovering in late September, on a
reduced the official cash rates by 25 basis             local currency basis. A government crackdown
points, singling out external concerns.                 on stock trading irregularities fueled a
Following the attacks, the RBA chose not to             voluntary pullback in domestic liquidity;
respond immediately, citing enough stimuli in           first hitting "B" shares and then spilling
the domestic economy. The RBA's measured                over to the Hong Kong listed "H" shares and
response reflects the steady domestic                   red chips. The absence of institutional
fundamentals including the second quarter GDP           investors during the summer months restricted
ended June 30, 2001 that rose 0.9% quarter              trading volume, which exacerbated market
over quarter ("q-o-q"), in line with                    volatility. Investors were disappointed by
expectations. Key contributions came from               the first-half corporate results, beginning
housing, consumer activity and exports.                 with China Mobile Ltd. (Hong Kong), which
However, economic risks have increased. More            revealed a sharper deterioration in Average
reductions are possible although the RBA may            Revenue Per User ("ARPU") than expected.
be relatively less aggressive given their               Meanwhile, deceleration in exports bred
views on an improving domestic economy. The             concerns over China's ability to maintain
ten year government bonds ended the quarter             growth, leading some international investors
at 5.513% (from 6.047%), as further rate                to reverse their previously overweight
reductions are expected. The currency                   position in China. In September, with a broad
reversed recent gains amid the deteriorating            sell off in dollarlinked assets, China shares
global growth outlook, closing the quarter at           were seriously undermined. Variance in sector
$0.4912 on disappointment that the RBA failed           performance was not significant. "B" shares,
to ease immediately following the attacks.              "H" shares, and red chips all tumbled between
RBA intervention in the currency market is              25% to 35% on average.
expected to continue.
                                                             Nevertheless, China's macro-economic
     The recent flight to quality has                   environment remained robust. The trade
reversed the propensity for risk highlighted            surplus in August was $1.38 billion; foreign
earlier this year. Market valuations have               direct investments grew 10.3%; retail sales
improved following the decline in the                   expanded 9.6%; and fixed asset investment
Australian All Ordinaries Index ("AS30                  rose 21.4%. Export growth, however, decreased
Index") and bond yields. While policy is                to 0.9%. Stock valuations for "B" shares
supportive, external downside risks remain.             consolidated to below 30 times prospective
Current market uncertainty has opened up                earnings. Likewise, red chips declined to 15
value in a number of sectors. The government            times, while "H" shares sank to a Price
reversed its recent poor electoral standing,            Earning ("P/E") multiple of 7 times.
establishing a lead in the latest polls.
Their prospects of retaining power have
improved.




Hong Kong

     The Hang Seng Index ("HSI") declined by            India
more than 23% during the quarter ended
September 30, 2001, on a local currency                      India was one of the worst performing
basis. Conditions initially deteriorated in             markets in the region during the quarter
conjunction with the growing concern over a             ended September 30, 2001, as the prospect of
global recession. First-half corporate result           a military confrontation in neighboring
announcements also triggered earnings                   countries sent equities, the Indian Rupee,
downgrades from banks, telecommunications               and bonds tumbling.
companies, and finally property developers.
The terrorist attacks in New York and                        Export-oriented software companies
Washington D.C. on September 11 devastated              suffered the largest decline, while some
both investor and consumer sentiment. The               consumer and pharmaceutical stocks managed to
Hong Kong stock market, being one of the most           extend their gains.
liquid bourses in non-Japan Asia, was hit by
knee-jerk selling.                                           In an attempt to stem a decline in the
                                                        equity market after the terrorist attacks in
     Hong Kong's total exports declined 9.1%            the U.S., the government announced measures
year over year ("y-o-y"), the sixth                     including an increase in the Foreign
consecutive month of contraction. The August            Institutional Investment Limit in companies
trade deficit narrowed to 2.82 billion Hong             from the current capitalization of 49% up to
Kong Dollars and money supply grew a modest             100%. Net foreign inflows turned slightly
rate of 2.6%. Unemployment for the three                negative in September after remaining
months ending August declined to a rate of              positive until August.
4.9%. Deflation persisted for the 34th month
with a decline of 1.1% in consumer prices.                   Expected U.S. military action against
Stock valuations slid to below 13 times                 suspected terrorist groups in Afghanistan
prospective earnings.                                   will raise worries about a potential
                                                        escalation of conflict in the region, which
     Hong Kong equities could see                       will further undermine investor sentiment.
intermittent rebounds as the Financial sector           Foreign portfolio inflows have provided vital
remains firm amid excess liquidity. Utilities           support for the Indian market. Net inflows
will also be resilient to external shocks.              reached more than $2.6 billion between
Telecommunications, a sector representing               January and August this year, compared with
significant weighting in the index, has                 $1.4 billion for the year 2000. Despite the
dropped so much over the past 15 months that            fact that India is primarily a domestic
share prices are merely reflecting                      demand driven economy and that valuations are
speculation on connectivity. This                       at distressed levels, the market remains
quasi-utility profile may elevate                       vulnerable to external factors.
telecommunication stock performances over the
intermediate term. For the market as a whole,
lower valuations and higher dividend yields             Philippines
will keep buying interest afloat once the
dollar exodus subsides.                                      The Philippine Composite Index declined
                                                        more than 20% for the quarter ended September
                                                        30, 2001, on a local currency basis. Positive
                                                        economic news


from better-than-expected GDP growth for the            terrorist assault on the U.S. Retained
second quarter of 2001, slowing inflation,              imports and the Purchasing Manager's Index
and stable Philippine Peso were wiped out               point to further weakness in the economy.
following the terrorist attacks of September
11.                                                          While the attacks of September 11 were
                                                        expected to have a broad impact, the most
     GDP grew 3.2% in the second quarter of             vulnerable sectors have been Aviation and
2001 as domestic demand offset weaker                   Electronics exports. Airline, property, and
exports. Inflation remains under control, and           electronic stocks such as City Developments
investments registered with the Board of                Limited, Capitaland Limited, Chartered
Investments surged 397% y-o-y in the first              Semiconductor Manufacturing Limited, and
seven months, surpassing the government's 50            Venture Manufacturing (Singapore) Limited led
billion Philippine Peso ("Peso") annual                 the declines. The more resilient sectors were
target. International currency reserves                 those with domestically oriented businesses
declined following the Central Bank's                   such as land transport stocks, conglomerates
reported intervention in the foreign exchange           and financials. Of the banks, only DBS Group
market to support the Peso. Business and                Holdings, Ltd. underperformed. Although
Consumer Confidence Indices continued to                property companies qualify as domestic
decline to their lowest levels for the year.            businesses, the demand and supply outlook
Revisions to the Philippine Composite Index             remains negative and they are expected to
effective September 17 included the additions           suffer a protracted downturn.
of some major stocks like Bank of Philippine
Island, First Philippines Holdings                           Most economic indicators such as retail
Corporation, and Globe Telecom, Inc., while             sales and property prices should dip
C&P Homes and Philippino Telephone Corp, were           significantly in the coming months. While the
removed.                                                currency has strengthened on the back of a
                                                        stronger Yen, weak regional economies and
     Although valuations in the Philippine              political worries over Singapore's close
market are getting cheaper, the move to fair            neighbors should limit any market
value relative to its regional peers                    appreciation and raise the equity risk
continues. We remain underweight in this                premium.
market until we see more signs of a
fundamental economic recovery.
                                                        South Korea

Singapore                                                    The Korean Composite Stock Price Index
                                                        ("KOSPI") declined 19.4%, in Korean Won
     The Straits Times Index declined 23.6%             ("Won") terms, during the quarter ended
during the quarter ended September 30, 2001,            September 30, 2001 to its lowest level in 12
on a local currency basis. A sharp drop in              months, its existing weakness exacerbated by
external demand has led the economy into a              the World Trade Center attack. The quarter
recession while the downward momentum in                already began on a weak note due to
exports increased, registering a sharp                  disappointing economic data and corporate
decline of 30% y-o-y by August. There is now            earnings. With the economy expanding by only
little hope of an immediate improvement                 0.5% q-o-q in the second quarter of 2001, the
following the                                           South Korean







government has been forced to revise down its           developments especially on the corporate
2001 GDP target from an optimistic 5% to a              front.
sharply lower 2% with a warning that this
growth rate remained vulnerable.
                                                        Taiwan
     Technology and export-oriented stocks
bore the brunt of the sell-off. The World                    The Taiwan Stock Exchange ("TWSE")
Trade Center tragedy swept away any final               Weighted index declined 19.3% in September
hopes of a fourth quarter recovery in                   and 25.5% for the quarter ended September 30,
exports. A key index stock, Samsung                     2001, on a local currency basis, as the
Electronics Co., Ltd., was plagued by fears             market reeled under the combined impact of
of a prolonged U.S. recession as well as by             the terrorist attacks in the U.S. and an
government efforts to keep its non-viable               especially severe typhoon. While the impact
competitor Hynix Semiconductor Inc. afloat.             of the storm may be short lived, with losses
Banks, construction companies, and domestic             estimated at $3 billion, focus turned to the
consumption related shares outperformed,                Technology industry outlook in the face of an
though their share prices also declined.                imminent U.S. economic slowdown. This will
                                                        further delay Taiwan's hoped-for export
     Domestic news was positive. During the             revival in an economy already hit by sluggish
quarter, we experienced the closing of two              domestic demand.
corporate transactions involving the sale of
Hyundai Investment Trust & Securities Co.,                   Concerns over the economy and corporate
Ltd. ("HIT") and Daewoo Motors Co., Ltd. to             outlook continue to plague sentiment, though
American International Group, Inc. ("AIG")              the government's initiatives to ease mainland
and General Motors Corporation respectively.            restrictions and start talks on direct links
However, investors chose to ignore these                helped to stimulate some buying interest in
positive developments. Consumer confidence              related stocks. GDP contracted by 2.4% y-o-y
moderated, a natural consequence of weaker              in the second quarter ended June 30, 2001
economic fundamentals.                                  compared with growth of 0.9% in the first
                                                        quarter ended March 31, 2001. Unemployment
     South Korea's economy will undoubtedly             will worsen as Taiwan faces job loss due to
be affected by events in the U.S. but should            industrial re-location to China.
not be completely derailed. The government
has shown its resolve in progress on both the                Most companies continue to undergo
fiscal and monetary fronts. Fiscal surpluses            negative earnings revisions, while events in
will enable the government to stimulate the             the U.S. could further stifle export demand
economy while monetary policy will remain               and prolong Taiwan's economic slowdown.
loose to stabilize the financial system. This           Negative GDP growth is expected in the fourth
recent market sell-off has sufficiently                 quarter and forecasts are under pressure. The
reflected the external uncertainties and any            negative wealth effect and uncertainty will
delay in a global economic recovery. The                exert pressure on domestic demand.
KOSPI may remain trapped in a range but we
should begin to look beyond these concerns                   Since margin calls seem to be easing,
and focus more on the positive domestic                 equities could stage a technical rebound





supported by corporate share buybacks and               secure oil reserves. After a slight delay,
government support. But downside risks still            the Senate ratified amendments to the Thai
exist for the economy and earnings. The                 Asset Management Corp ("TAMC") law that would
National Association of Securities Dealers              allow valuation of collateral using BOT
Automated Quotations ("NASDAQ") is a key                prices, rather than lower Land Department
barometer for Taiwan because the U.S., which            prices. Government advisors say that changes
consumes 35%-40% of Taiwan's exports, remains           to bankruptcy laws are due later this year
its largest market. Though it is too early to           and several of the proposed amendments would
tell how the events in the U.S. will unfold,            expand debtors' participation in the
most global analysts seem to agree that the             rehabilitation process.
traditional seasonal demand will be subdued
and a Technology sector recovery will be                     In the absence of positive news over the
delayed. The uncertainty does not bode well             near-term, the index is likely to be
for technology-heavy and export-oriented                range-bound following the September
markets such as Taiwan.                                 correction.


Thailand                                                Investment Strategy

     The Thai Index closed at 277.0, down                    The Fund maintains with a relatively
14.0% for the quarter ended September 30,               aggressive stance that has been in place for
2001, on a local currency basis. We saw some            some time. If the attacks on September 11
consolidation during this quarter after the             brought a positive factor to the markets, it
impressive gains registered in the first half           is excess liquidity. Since the New York Stock
of 2001.                                                Exchange ("NYSE") resumed trading, the FRB
                                                        has slashed interest rates by another full
     Official GDP growth projections were               percentage point. The attacks have extended
lowered to 1.5 to 2.0%, but the Bank of                 the duration of this easing cycle at a time
Thailand ("BOT") maintained its 4 to 5%                 when it seemed to be nearing the end.
projection for 2002 with room for downward              Inflation does not seem to be a problem at
revision. Warnings that tourist arrivals                all because already non-existent pricing
would decline significantly as a consequence            power became even weaker since the attacks.
of the terrorist attacks in the U.S.                    While we do not believe these extremely low
contributed to the market's sharp correction            interest rates will immediately translate
in September. Economic activity remains slow,           into new demands for goods and services,
with a small increase in manufacturing output           abundant liquidity will eventually move into
offset by weakening capacity utilization. The           the equity market. When investors regain
July trade account slipped to a deficit due             appetite for risk, the liquidity should flow
to weaker export growth. Although inflation             in not only to Wall Street but also to
remains benign, consumer confidence is                  smaller markets such as Asia. Its impact on
sliding and NPLs are on the rise again.                 the regional markets could be powerful. This
                                                        is why the Fund maintains strong weighting on
     The government ordered tighter                     markets such as Hong Kong, Singapore and
monitoring of capital flows and foreign                 South Korea. Balancing this aggressive stance
exchange transactions in the wake of the U.S.           in smaller Asian markets is strong weighting
terrorist attacks. It also made moves to                in Australia that continues to provide defensive




quality with reasonable growth. In this                 continue operating with an investment
context, Japan is considered neither, which             portfolio of approximately $7.8 million.
is why Japan is relatively de-emphasized.
                                                             The Board of Directors also determined
                                                        to cease offering the Fund's Class A and
Proposed Liquidation                                    Class B shares to investors as of November
                                                        13, 2001. As of such date, the Manager owned
     On November 13, 2001, the Board of                 all of the Fund's Class A and Class B common
Directors approved the liquidation of the               stock. The Manager has advised the Fund that
Fund and the dissolution of the Corporation             it intends to redeem all of the Class A and
pursuant to a Plan of Liquidation and                   Class B shares that it owns (707 Class A
Dissolution, subject to shareholder approval            shares and 706 Class B shares) on November
at a special meeting scheduled to be held on            20, 2001.
January 15, 2002 (the "Meeting"). The Board
of Directors has fixed the close of business                 In closing, we share the concerns of our
on November 30, 2001 as the record date for             shareholders with the terrorist attacks on
the determination of shareholders entitled to           September 11, 2001 and we extend our sympathy
notice of and to vote at the Meeting or any             to the families of all of the victims. We
adjournment thereof.                                    will continue to monitor world developments
                                                        and to exercise caution in our management of
     The Board of Directors and Nomura Asset            the Fund.
Management U.S.A. Inc. (the "Manager")
carefully considered alternatives before                     We appreciate your continuing support of
determining to recommend dissolution of the             your Fund.
Corporation. Ultimately, the Board of
Directors and the Manager determined that, in
light of current economic and market
conditions, it is unlikely that the Fund will                                 Sincerely,
be able to grow to an economically viable
size in the foreseeable future and that it is
not in the best interests of the Fund's                                       Kazuhiko Hama
shareholders to                                                               President





------------------------------------------------------------------------------
                       SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 680-1836 for information concerning their accounts.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               INTERNET WEBSITE

NAM-U.S.A. (the "Manager") has established an Internet website which highlights the Manager's history, its investment philosophy and process and products, which includes the Fund. The Internet web address is
www.nomura-asset.com. We invite you to view the Internet website.
------------------------------------------------------------------------------




                        NOMURA PACIFIC BASIN FUND, INC.
                            PACIFIC BASIN PORTFOLIO

                      FUND HIGHLIGHTS-SEPTEMBER 30, 2001
                                  (Unaudited)

KEY STATISTICS
     Net Assets...............................................................                    $7,583,804
     Net Asset Value per Share Class A........................................                        $8.85
                               Class B........................................                        $8.74
                               Class Z........................................                        $8.86



PERFORMANCE COMPARISON CHART TABLE

Average Annual Total Return:*                                      Class A            Class B            Class Z
                                                                   -------            -------            -------
     Year Ended 9/30/01.....................................       (37.0%)            (37.4%)            (37.0%)
     Five Years Ended 9/30/01...............................         N/A                N/A               (9.4%)
     Ten Years Ended 9/30/01................................         N/A                N/A               (2.2%)
     Since Inception (7/8/85 to 9/30/01)....................         N/A                N/A                7.4%
Cumulative Total Return:*
     Five Years Ended 9/30/01...............................         N/A                N/A              (39.1%)
     Ten Years Ended 9/30/01................................         N/A                N/A              (19.6%)
     Since Inception  (7/8/85 to 9/30/01)...................         N/A                N/A              222.3%


*Performance data quoted above represents past performance, and the investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Changes in currency rates have influenced the Fund's performance for certain of the specified periods. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.



GEOGRAPHICAL ALLOCATION:                                               % of Net Assets
                                                         -------------------------------------------
                                                                          Cash and
                                                                            Cash                              % of
                                                         Equities        Equivalents         Total         MSCI Index+
                                                         --------        -----------         -----         -----------
     Japan..........................................       36.8                -             36.8             79.6
     Australia......................................       19.9                -             19.9             10.6
     China..........................................        0.8                -              0.8                -
     Hong Kong......................................       11.3                -             11.3              6.5
     India..........................................        0.7                -              0.7                -
     New Zealand....................................         -                 -                -              0.4
     Philippines....................................        0.4                -              0.4                -
     Singapore......................................        8.0              0.1              8.1              2.9
     South Korea....................................        7.4                -              7.4                -
     Taiwan.........................................        0.9                -              0.9                -
     Thailand.......................................        1.6                -              1.6                -
     United States..................................        1.9             11.1             13.0                -
                                                         --------        -----------        ------         -----------
     Total Investments..............................       89.7             11.2            100.9            100.0
                                                        =========        ==========
     Liabilities in Excess of Other Assets, Net.....                                         (0.9)               -
                                                                                            ------         -----------
         Total......................................                                        100.0            100.0
                                                                                            =====          ===========
---------------------

+Source:  Morgan Stanley Capital International Index (an unmanaged index).



                                                NOMURA PACIFIC BASIN FUND, INC.
                                                    PACIFIC BASIN PORTFOLIO
                                                 FUND HIGHLIGHTS - (Continued)
                                                      SEPTEMBER 30, 2001
                                                          (Unaudited)

INDUSTRY DIVERSIFICATION
                                                     % of                                                           % of
                                                  Net Assets                                                     Net Assets
                                                  ----------                                                     ----------
Japanese Securities                                                 Conglomerate.............................       1.9
     Retail....................................        6.5          Utilities................................       1.8
     Chemicals and Pharmaceuticals.............        4.9          Telecommunications.......................       0.9
     Financials................................        4.2          Information and Software.................       0.6
     Construction..............................        3.8     Indian Securities
     Electrical Machinery......................        2.4          Financials...............................       0.7
     Consumer Electronics and Parts............        2.2     Philippines Securities
     Pulp and Paper............................        2.2          Telecommunications.......................       0.4
     Iron and Steel ...........................        2.1     Singapore Securities
     Precision Machinery.......................        2.1          Banking..................................       3.4
     Motor Vehicles............................        2.0          Miscellaneous Manufacturing..............       3.2
     Telecommunications........................        1.8          Airlines.................................       0.7
     Electrical and Electronics ...............        1.5          Electronics .............................       0.7
     Information and Software..................        1.1     South Korean Securities
Australian Securities                                               Telecommunications.......................       2.2
     Banking...................................        3.4          Banking..................................       1.6
     Miscellaneous Manufacturing ..............        3.1          Iron and Steel...........................       1.3
     Non-Ferrous Metals........................        2.7          Utilities................................       1.2
     Transportation............................        2.4          Electronics..............................       1.1
     Chemicals and Pharmaceuticals.............        2.3     Taiwan Securities
     Retail....................................        2.3          Electrical and Electronics...............       0.9
     Real Estate and Warehouse.................        2.1     Thailand Securities
     Publishing and Printing...................        1.6          Telecommunications ....................         0.9
Chinese Securities                                                  Cement ................................         0.7
     Telecommunications .......................        0.8     United States Securities
Hong Kong Securities                                                Telecommunications.......................       1.1
     Real Estate...............................        3.5          Information and Software.................       0.8
     Banking...................................        2.6



TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:
                                                                                                   Market            % of
Security                                                                                            Value         Net Assets
--------                                                                                          --------        ----------
JGC Corp. ....................................................................................    $291,251           3.8
Takeda Chemical Industries, Ltd. .............................................................     230,685           3.1
Daiwa Securities Co., Ltd. ...................................................................     221,726           2.9
Ito-Yokado Co., Ltd. .........................................................................     177,502           2.3
Woolworths Ltd. ..............................................................................     175,848           2.3
Sony Corp. ...................................................................................     169,398           2.2
Saizeriya Co., Ltd............................................................................     165,867           2.2
Hokuetsu Paper Mills, Ltd.....................................................................     165,590           2.2
Flextronics International, Ltd. ..............................................................     165,400           2.2
Canon, Inc. ..................................................................................     164,583           2.1





                                                          NOMURA PACIFIC BASIN FUND, INC.
                                                              PACIFIC BASIN PORTFOLIO
                                                              SCHEDULE OF INVESTMENTS
                                                                SEPTEMBER 30, 2001
                                                                    (Unaudited)

                                                                                                                            % of
                                                                                                          Market            Net
JAPANESE EQUITY SECURITIES                                             Shares               Cost           Value            Asset
                                                                       ------            ---------       ---------         ------
Chemicals and Pharmaceuticals
Santen Pharmaceutical Co., Ltd. ....................................   8,000             $ 176,650       $ 138,243           1.8
     Ophthalmic medicine
Takeda Chemical Industries, Ltd. ...................................   5,000               159,843         230,685           3.1
      Pharmaceuticals                                                                    ---------       ---------           ---
Total Chemicals and Pharmaceuticals.................................                       336,493         368,928           4.9
                                                                                         ---------       ---------           ---
Construction
JGC Corp. ..........................................................  40,000               172,526         291,251           3.8
      Plant engineering                                                                  ---------       ---------           ---

Consumer Electronics and Parts
Sony Corp. .........................................................   4,600               160,575         169,398           2.2
     Consumer electronics                                                                ---------       ---------           ---

Electrical and Electronics
Murata Manufacturing Company, Ltd. .................................   2,000               173,094         114,588           1.5
          Ceramic applied electronic components                                          ---------       ---------           ---

Electrical Machinery
Omron Corp. ........................................................   9,000               262,896         116,945           1.6
     Control systems
Tokyo Electron, Ltd . ..............................................   1,800               112,961          63,115           0.8
                                                                                         ---------      ----------           ---
     Electric wires and cables
Total Electrical Machinery..........................................                       375,857         180,060           2.4
                                                                                         ---------      ----------           ---
Financials
Daiwa Securities Co., Ltd. .........................................  32,000               484,078         221,726           2.9
     Investment securities
Mizuho Holdings, Inc................................................      25               109,683          96,468           1.3
                                                                                         ---------       ---------           ---
     Banking and other financial services
Total Financials....................................................                       593,761         318,194           4.2
                                                                                         ---------       ---------           ---
Information and Software
Itochu Techno-Science Corp. ........................................   1,200               593,761          81,436           1.1
     Computer network systems and software                                               ---------       ---------           ---

Iron and Steel
Daido Steel Co., Ltd. ..............................................  60,000
     Specialty steel products                                                              170,391         158,544           2.1
                                                                                         ---------       ---------           ---
Motor Vehicles
Toyota Motor Corp ..................................................   6,000               179,201         154,014           2.0
     Automobiles                                                                         ---------       ---------           ---

                                              See notes to financial statements.



                                             NOMURA PACIFIC BASIN FUND, INC.
                                                 PACIFIC BASIN PORTFOLIO
                                          SCHEDULE OF INVESTMENTS--(Continued)
                                                   SEPTEMBER 30, 2001
                                                       (Unaudited)

                                                                                                                 % of
                                                                                                    Market        Net
                                                                          Shares       Cost          Value      Assets
                                                                          ------       ----         ------      ------
Precision Machinery
Canon, Inc. ...........................................................     6,000    $ 260,297     $ 164,583      2.1
     Visual image and information equipment                                          ---------     ---------      ---

Pulp and Paper
Hokuetsu Paper Mills, Ltd. ............................................    30,000      157,049       165,590      2.2
      Paper and related products                                                     ---------     ---------      ---


Retail
Ito-Yokado Co., Ltd. ..................................................     4,000      206,608       177,502      2.3
     Supermarkets
Otsuka Kagu, Ltd. .....................................................     3,000      251,514       148,477      2.0
     Furniture
Saizeriya Co., Ltd. ...................................................     5,070      279,401       165,867      2.2
     Italian restaurant chain                                                        ---------     ---------      ---

Total Retail..........................................................                 737,523       491,846      6.5
                                                                                     ---------     ---------      ---
Telecommunications
NTT Mobile Communication Network, Inc. ................................        10      194,102       135,056      1.8
     Mobile telephone network operator                                               ---------     ---------      ---

TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES                                      3,842,463     2,793,488     36.8
                                                                                     ---------     ---------     ----

AUSTRALIAN EQUITY SECURITIES

Banking
Commonwealth Bank of Australia+........................................    10,000      163,792       129,104      1.7
     Banking, life-insurance and related services
National Australia Bank, Ltd. .........................................    10,000      138,023       126,927      1.7
     Commercial bank                                                                 ---------     ---------      ---
Total Banking .........................................................                301,815       256,031      3.4
                                                                                     ---------     ---------      ---

Chemicals and Pharmaceuticals
CSL Limited ...........................................................     4,000       76,430        88,938      1.2
     Pharmaceutical and diagnostic products
Wesfarmers Limited ....................................................     6,000       82,736        88,028      1.1
                                                                                     ---------     ---------      ---
     Fertilizers and chemicals
Total Chemicals and Pharmaceuticals ...................................                159,166       176,966      2.3
                                                                                     ---------     ---------      ---

Miscellaneous Manufacturing
Aristocrat Leisure Limited ............................................    30,000      105,276        93,786      1.3
     Gaming machines
Cochlear, Ltd.........................................................      6,000       97,931       138,304      1.8
                                                                                     ---------     ---------      ---
     Cochlear hearing implant systems
Total Miscellaneous Manufacturing......................................                203,207       232,090      3.1
                                                                                     ---------     ---------      ---

                                           See notes to financial statements.




                                             NOMURA PACIFIC BASIN FUND, INC.
                                                 PACIFIC BASIN PORTFOLIO
                                          SCHEDULE OF INVESTMENTS--(Continued)
                                                   SEPTEMBER 30, 2001
                                                       (Unaudited)

                                                                                                    Market           % of
                                                                    Shares           Cost            Cost           Assets
                                                                   ----------     ------------    ------------     ---------
Non-Ferrous Metals
BHP Billiton Limited......................................           29,356   $      148,569   $    124,590           1.7
     Minerals exploration and production
Rio Tinto Limited+........................................            5,000           86,568         77,289           1.0
     Minerals exploration and production                                          ------------    ------------     ---------
Total Non-Ferrous Metals..................................                           235,137        201,879           2.7
                                                                                  ------------    ------------     ---------
Publishing and Printing
The News Corporation, Ltd. ...............................           20,000          179,959        122,673           1.6
     International media                                                          ------------    ------------     ---------

Real Estate and Warehouse
Westfield Holdings Limited................................           20,000          148,384        162,938           2.1
     Real estate operator/developer                                               ------------    ------------     ---------

Retail
Woolworths Ltd............................................           30,000          125,009        175,848           2.3
     Supermarkets and discount stores                                             ------------    ------------     ---------


Transportation
Brambles Industries, Ltd. ................................           14,451           72,971         73,340           1.0
     Railroad car rentals
Lang Corporation Limited..................................           20,000          110,085        105,657           1.4
     Minerals exploration and production                                          ------------    ------------     ---------

Total Transportation......................................                           183,056        178,997           2.4
                                                                                  ------------    ------------     ---------

TOTAL INVESTMENTS IN AUSTRALIAN EQUITY
SECURITIES................................................                         1,535,733       1,507,422          19.9
                                                                                  ------------    ------------     ---------

CHINESE EQUITY SECURITIES

Telecommunications
China Mobile Ltd. (Hong Kong)+............................           20,000          151,260         63,466           0.8
      Cellular telecommunications                                                 ------------    ------------     ---------

TOTAL INVESTMENTS IN CHINESE EQUITY
SECURITIES................................................                           151,260         63,466           0.8
                                                                                  ------------    ------------     ---------

HONG KONG EQUITY SECURITIES

Banking
Hang Seng Bank Limited....................................            8,600          101,364         89,038           1.2
     Banking and related financial services
Hong Kong & Shanghai Banking Corp. .......................           10,200           52,010        107,238           1.4
     International bank                                                           ------------    ------------     ---------

Total Banking.............................................                           153,374      196,276             2.6
                                                                                  ------------    ------------     ---------

                                            See notes to financial statements.




                                            NOMURA PACIFIC BASIN FUND, INC.
                                                PACIFIC BASIN PORTFOLIO
                                          SCHEDULE OF INVESTMENTS--(Continued)
                                                   SEPTEMBER 30, 2001
                                                      (Unaudited)
                                                          % of


                                                                                                Market            Net
                                                         Shares                Cost             Value            Assets
Conglomerate
Hutchison Whampoa, Ltd.............................       15,000          $   101,108        $ 111,065           1.4
     Property and shipping related services
Johnson Elec Holdings Limited......................       40,000               25,207           35,900           0.5
     Electronic components                                                ------------        ----------      ----------

Total Conglomerate.................................                           126,315          146,965           1.9
                                                                          ------------        ----------      ----------

Information and Software
Legend Holdings, Limited ..........................      120,000               91,546           46,157           0.6
                                                                          -------------       ----------      ----------
     Personal computers

Real Estate
Cheung Kong Holdings, Ltd. ........................       13,000              126,111          100,840           1.3
     Property development
New World Development Co., Ltd. ...................      100,000              122,895           66,671           0.9
     Property development
Sun Hung Kai Properties, Ltd. .....................       15,000              141,622           95,391           1.3
                                                                          -------------       ----------      ----------
     Property development
Total Real Estate..................................                           390,628          262,902           3.5
                                                                          -------------       ----------      ----------

Telecommunications
China Unicorn, Ltd.+................. . . . . . . .       60,000              153,483           64,620           0.9
                                                                          -------------       ----------      ----------
     Telecommunication services

Utilities
CLP Holdings, Ltd. ................................       36,000              146,563          138,470           1.8
                                                                          -------------       ----------      ----------
     Generates and supplies electricity
TOTAL INVESTMENTS IN HONG KONG EQUITY SECURITIES...
                                                                            1,061,909          855,390          11.3
                                                                          -------------       ----------      ----------

INDIAN EQUITY SECURITIES

Financials
ICICI Limited ADR..................................       10,000              117,756           49,500           0.7
                                                                          -------------       ----------      ----------
     Diversified financial services
TOTAL INVESTMENTS IN INDIAN EQUITY SECURITIES......
                                                                              117,756           49,500           0.7
                                                                          -------------       ----------      ----------

PHILIPPINES EQUITY SECURITIES

Telecommunications
Philippine Long Distance Telephone Company ADR.....
                                                           3,500               50,610           33,075           0.4
                                                                          -------------       ----------      ----------
     Domestic and international long distance and
         cellular telephone services
TOTAL INVESTMENTS IN PHILIPPINES EQUITY SECURITIES.
                                                                               50,610           33,075           0.4
                                                                          -------------       ----------      ----------

                                           See notes to financial statements.




                                             NOMURA PACIFIC BASIN FUND, INC.
                                                 PACIFIC BASIN PORTFOLIO
                                          SCHEDULE OF INVESTMENTS--(Continued)
                                                   SEPTEMBER 30, 2001
                                                       (unaudited)

                                                                                                                        % of
                                                                                                            Market       Net
                                                                                Shares        Cost           Value      Assets
                                                                                ------        ----          -------     ------
SINGAPORE EQUITY SECURITIES
Airlines
Singapore Airlines........................................................       12,000    $  108,825      $ 54,328      0.7
     International airline                                                                 ----------      --------     ----

Banking
DBS Group Holdings, Ltd...................................................       26,980       243,806       147,340     2.0
     International bank
United Overseas Bank Limited..............................................       20,000       151,980       108,656     1.4
     Commercial Bank                                                                       ----------      --------     ----
Total Banking.............................................................                    395,786       255,996     3.4
                                                                                           ----------      --------     ----
Electronics
Chartered Semiconductor Manufacturing Limited+............................       30,000        78,476        52,630     0.7
     Water fabrication services and technologies                                           ----------      --------     ----

Miscellaneous Manufacturing
Flextronics International, Ltd.+..........................................       10,000       376,750       165,400     2.2
     Electronic equipment                                                                  ----------      --------     ----
Venture Manufacturing (Singapore), Ltd....................................       15,000       182,700        74,276     1.0
     Contract manufacturing for electronics companies                                      ----------      --------     ----
Total Miscellaneous Manufacturing.........................................                    559,450       239,676     3.2
                                                                                           ----------      --------     ----
TOTAL INVESTMENTS IN SINGAPORE EQUITY SECURITIES                                            1,142,537       602,630     8.0
                                                                                           ----------      --------     ----

SOUTH KOREAN EQUITY SECURITIES

Banking
Kookmin Bank..............................................................       10,000       111,014       123,466     1.6
     Commercial Bank                                                                       ----------      --------     ----

Electronics
Samsung Electronics Co., Ltd..............................................          800       158,923        85,890     1.1
     Consumer electronics, computers and telecommunications                                ----------      --------     ----

Iron and Steel
Pohang Iron and Steel Co., Ltd. ADR.......................................        6,000       119,257        94,200     1.3
     Hot and cold rolled steel products                                                    ----------      --------     ----

Telecommunications
Korea Telecom Corporation ADR+............................................        4,000       148,365        73,160     0.9
     Telecommunications
SK Telecom Co., Ltd.......................................................          600       217,637        95,706     1.3
     Mobile telecommunications                                                             ----------      --------     ----
Total Telecommunications..................................................                    366,002       168,866     2.2
                                                                                           ----------      --------     ----


                                           See notes to financial statements.





                                             NOMURA PACIFIC BASIN FUND, INC.
                                                 PACIFIC BASIN PORTFOLIO
                                          SCHEDULE OF INVESTMENTS--(Continued)
                                                   SEPTEMBER 30, 2001
                                                       (Unaudited)



                                                                                                                        % of
                                                                                                           Market        Net
                                                                                Shares        Cost          Value       Assets
                                                                                ------        ----         ------       ------

Utilities
Korea Electric Power Corp. ADR............................................       10,000    $  107,580    $    88,500      1.2
     Power supplier                                                                        ----------    -----------     ----
TOTAL INVESTMENTS IN SOUTH KOREAN EQUITY SECURITIES.......................                    862,776        560,922      7.4
                                                                                           ----------    -----------     ----
TAIWAN EQUITY SECURITIES

Electrical and Electronics
Taiwan Semiconductor Manufacturing Co., Ltd. ADR+.........................        7,700       108,405         73,073      0.9
     Integrated circuits                                                                   -----------   ------------    -----
TOTAL INVESTMENTS IN TAIWAN EQUITY SECURITIES.............................                    108,405         73,073      0.9
                                                                                           -----------   ------------    -----

THAILAND EQUITY SECURITIES

Cement
The Siam Cement Public Co., Ltd...........................................        5,200        43,796         55,635      0.7
     Cement                                                                                -----------   ------------    -----

Telecommunications
Advanced Info Service Co., Ltd............................................        6,000        61,480         64,194      0.9
     Cellular telephone services                                                           -----------   ------------    -----
TOTAL INVESTMENTS IN THAILAND EQUITY SECURITIES...........................                    105,276        119,829      1.6
                                                                                           -----------   ------------    -----

UNITED STATES EQUITY SECURITIES

Information and Software
Asianfo Holdings, Inc.+...................................................        5,000        89,581         59,450      0.8
     Internet software                                                                     -----------   ------------    -----

Telecommunications
UTStarcom, Inc.+..........................................................        5,000       118,907         81,250      1.1
     Mobile telecommunications                                                             -----------   ------------    -----
TOTAL INVESTMENTS IN UNITED STATES EQUITY
     SECURITIES...........................................................                    208,488        140,700      1.9
                                                                                           -----------   ------------    -----
TOTAL INVESTMENTS IN EQUITY SECURITIES....................................                 $9,187,213    $6,799,495      89.7
                                                                                           -----------   ------------    -----



                                           See notes to financial statements.






                                             NOMURA PACIFIC BASIN FUND, INC.
                                                 PACIFIC BASIN PORTFOLIO
                                          SCHEDULE OF INVESTMENTS--(Continued)
                                                   SEPTEMBER 30, 2001
                                                       (Unaudited)


                                                                                                                      % of
                                                                         Principal                       Market         Net
                                                                           Amount           Cost          Value        Assets
                                                                         ---------          ----         ------        ------
INVESTMENTS IN FOREIGN CURRENCIES

Australian Dollar
Westpac Banking Corporation, Sydney non-interest
     bearing call account............................................   AUD 1,647      $        815   $       815       0.0

Singapore Dollar
Development Bank of Singapore Ltd. non-interest
     bearing call account............................................   SGD 6,000             3,433         3,396       0.1
                                                                                       ------------   -----------     -----
TOTAL INVESTMENTS IN FOREIGN CURRENCIES                                                       4,248         4,211       0.1

INVESTMENTS IN SHORT-TERM SECURITIES
State Street Bank and Trust Company, interest bearing call account
     2.75% due 10/01/01..............................................   $ 843,882           843,882       843,882      11.1
                                                                                       ------------   -----------     -----
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES...........................                       843,882       843,882      11.1
                                                                                       ------------   -----------     -----
TOTAL INVESTMENTS....................................................                    10,035,343     7,647,588     100.9
                                                                                       ------------   -----------     -----
LIABILITIES IN EXCESS OF OTHER ASSETS, NET...........................                      (63,337)      (63,784)      (0.9)
                                                                                       ------------   -----------     -----
NET ASSETS...........................................................                  $ 9,972,006   $  7,583,804     100.0
                                                                                       ============  ============     =====
+Non-income producing security.
ADR - American Depositary Receipt.


                           Portfolio securities and foreign currency holdings were translated at the following exchange rates as of September 30, 2001.


                Australian Dollar            AUD.                         2.0216 = $1.00

                Hong Kong Dollar             HKD.                         7.7995 = $1.00

                Japanese Yen                 JPY.                        119.210 = $1.00

                Singapore Dollar             SGD.                          1.767 = $1.00

                South Korean Won             KRW.                       1304.000 = $1.00

                Thailand Baht                THD.                         44.490 = $1.00




                                             NOMURA PACIFIC BASIN FUND, INC.
                                                 PACIFIC BASIN PORTFOLIO
                                          STATEMENTS OF ASSETS AND LIABILITIES
                                                   SEPTEMBER 30, 2001
                                                       (Unaudited)


ASSETS:

         Investments in securities, at market value (cost--$9,187,213).............................       $ 6,799,495
         Investments in short -term securities, at market value (cost--$843,882)...................           843,882
         Investments in foreign currency, at market value (cost--$4,248)...........................             4,211
         Receivable for dividends and interest, net of withholding taxes..........................             15,190
         Expense reimbursement....................................................................             17,793
                                                                                                            ---------
                  Total Assets....................................................................          7,680,571
                                                                                                            ---------

LIABILITIES:

         Other accrued expenses...................................................................             96,767
                                                                                                            ---------
                  Total Liabilities...............................................................             96,767
                                                                                                            ---------

NET ASSETS:

         Capital stock (Class A shares-par value of 707 shares of capital stock outstanding, authorized 50,000,000, par value $0.10 each)...........................................
                                                                                                                   71
         Capital stock (Class B shares-par value of 706 shares of capital stock outstanding, authorized 50,000,000, par value $0.10 each)...........................................
                                                                                                                   71
         Capital stock (Class Z shares-par value of 854,445 shares of capital stock outstanding, authorized 50,000,000, par value $0.10 each)...........................................
                                                                                                               85,444
         Paid-in capital..........................................................................         12,101,403
         Accumulated net realized loss on investments and foreign currency transactions...........        (2,183,132)
         Unrealized net depreciation on investments and foreign exchange..........................        (2,388,201)
         Accumulated net investment loss..........................................................           (31,852)
                                                                                                         ------------
                  Net Assets......................................................................       $ 7,583,804
                                                                                                         ============


                                                                             Class A        Class B         Class Z
                                                                            ----------      --------      -----------
         Net asset applicable to each Class..........................       $  6,261        $  6,170      $ 7,571,373
                                                                            ==========      ========      ===========
         Net asset value and redemption price per share outstanding..       $  8.85         $   8.74      $      8.86
         Maximum sales charge (5.75% of offering price)..............          0.54             0.00             0.00
                                                                            ----------      --------      -----------
         Maximum offering price per share outstanding ...............       $  9.39         $   8.74      $      8.86
                                                                            ==========      ========      ===========



                                           See notes to financial statements.





                                             NOMURA PACIFIC BASIN FUND, INC.
                                                 PACIFIC BASIN PORTFOLIO
                                                 STATEMENT OF OPERATIONS
                                       FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
                                                       (Unaudited)

INCOME:
Dividend income (less $4,844 withholding taxes)..................................          $ 60,254
Interest income..................................................................             9,329
         Total income............................................................                        $   69,574

EXPENSES:
Transfer agency fee..............................................................            65,047
Custodian fee....................................................................            46,477
Legal fees.......................................................................            32,012
Management fee...................................................................            31,336
Directors' fees and expenses.....................................................            21,065
Auditing and tax reporting fees..................................................            17,071
Shareholder reports..............................................................            17,071
Registration fees................................................................            16,003
Miscellaneous....................................................................             2,745
Insurance........................................................................             1,647
Distribution fees (Class B)......................................................                34
Distribution fees (Class A)......................................................                 9
                                                                                           --------
         Total Expenses..........................................................           250,517
         Expense reimbursement...................................................          (174,521)
         Net Expenses............................................................                            75,996
                                                                                                         -----------
NET INVESTMENT LOSS..............................................................                            (6,422)
                                                                                                         -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
Realized gain/(loss) on investments and foreign currency transactions:
Net realized loss on investments.................................................                          (488,538)
Net realized loss on foreign exchange............................................                          (266,552)
                                                                                                         -----------
Net realized loss on investments and foreign exchange............................                          (755,090)
Change in unrealized appreciation on translation of investments, foreign currencies,
    other assets and liabilities denominated in foreign currencies...............                           499,234
                                                                                                         -----------
Change in net unrealized depreciation on investments.............................                        (1,253,373)
Net realized and unrealized loss on investments and foreign exchange
    transactions.................................................................                        (1,509,229)
                                                                                                         ===========
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................                       ($1,515,651)








                                           See notes to financial statements.





                                             NOMURA PACIFIC BASIN FUND, INC.
                                                 PACIFIC BASIN PORTFOLIO
                                           STATEMENT OF CHANGES IN NET ASSETS



                                                                    For the Six Months Ended
                                                                       September 30, 2001             For the Year Ended
FROM INVESTMENT ACTIVITIES:                                                (unaudited)                  March 31, 2001
                                                                    -------------------------         ------------------
     Net investment loss.....................................               $   (6,422)                  $   (65,869)
     Net realized gain/(loss) on investments.................                 (488,538)                    1,591,697
     Net realized gain/(loss) on foreign currencies..........                 (266,552)                      186,447
     Change in unrealized depreciation on investments
        and foreign currencies...............................                 (754,139)                   (7,608,727)
     Decrease in net assets derived from investment                 ------------------------          ------------------
        activities...........................................               (1,515,651)                   (5,896,452)
                                                                    ========================          ==================
FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from continuous offering (Class A).............                        0                            42
     Proceeds from continuous offering (Class B).............                        0                             0
     Proceeds from continuous offering (Class Z).............                2,638,158                     6,210,950
     Cost of shares redeemed (Class A).......................                        0                           (30)
     Cost of shares redeemed (Class B).......................                        0                             0
     Cost of shares redeemed (Class Z).......................               (2,734,034)                   (9,822,235)
     Decrease in net assets derived from capital share              ------------------------          ------------------
        transactions.........................................                  (95,876)                   (3,611,273)
                                                                    ------------------------          ------------------
     Net decrease in net assets..............................               (1,611,527)                   (9,507,725)
                                                                    ------------------------          ------------------
NET ASSETS:
     Beginning of year.......................................                9,195,331                    18,703,056
     End of period...........................................               $7,583,804                   $ 9,195,331
                                                                    ========================          ==================



                                                                 For the Six Months Ended
                                                                     September 30, 2001                  For the Year Ended
SHARE ACTIVITY:                                                         (unaudited)                         March 31, 2001
                                                             ------------------------------      --------------------------------
                                                             Class A    Class B     Class Z      Class A    Class B      Class Z
                                                              shares     shares      shares       shares     shares       shares
                                                             -------    -------     -------      -------    -------      -------
     Shares offered on continuous offering.................      -          -       245,378          3          -        420,760
     Shares redeemed during the period.....................      -          -      (247,675)        (2)         -       (655,837)
                                                             -------    -------    ---------     -------    -------    ---------
     Net shares subscribed (redeemed) during the period....      -          -        (2,297)         1          -       (235,077)
     Shares outstanding at beginning of year...............    707        706       856,742        706        706      1,091,819
                                                             -------    -------    ---------     -------    -------    ---------
     Shares outstanding at end of period...................    707        706       854,445        707        706        856,742
                                                             =======    =======    ========      =======    =======    =========
          Total............................................                         855,858                              858,155
                                                                                   ========                            =========


                                           See notes to financial statements.



                                         NOMURA PACIFIC BASIN FUND, INC.

                                             PACIFIC BASIN PORTFOLIO

                                     NOTES TO FINANCIAL STATEMENTS (Unaudited)








1.  SIGNIFICANT ACCOUNTING POLICIES

     Nomura Pacific Basin Fund, Inc. (the                    (a) Valuation of Securities --
"Corporation") is a series company currently            Investments traded on the stock exchanges are
offering one portfolio, the Pacific Basin               valued at the last sale price on the primary
Portfolio (the "Fund"). The investment                  exchange on which such securities are traded,
objective of the Fund is to seek long-term              as of the close of business on the day the
capital appreciation by primarily investing             securities are being valued or, lacking any
in equity securities of corporations                    sales, at the last available bid price.
domiciled in Far Eastern or Western Pacific             Securities traded in the over-the-counter
("Pacific Basin") countries. The Corporation            market are valued at the last available bid
is registered under the Investment Company              price. Securities for which market quotations
Act of 1940 as a diversified, open-end                  are not readily available and restricted
management investment company. The                      securities are valued in good faith at fair
Corporation was incorporated in Maryland on             value using methods determined by the Board
March 14, 1985. The Fund currently offers               of Directors. In determining fair value,
three classes of shares, Class A shares,                consideration is given to cost, operating and
whose distribution commenced August 2, 1999             other financial data. Short-term debt
are generally offered at net asset value plus           securities which mature in 60 days or less
an initial sales charge and bear certain                are valued at amortized cost if their
expenses related to the shareholder services            original maturity at the date of purchase was
and distribution associated with such shares.           60 days or less, or by amortizing their value
Class B shares, whose distribution commenced            on the 61st day prior to maturity if their
August 2, 1999, are offered without an                  term to maturity at the date of purchase
initial sales charge, although a declining              exceeded 60 days. Securities and other
contingent deferred sales charge may be                 assets, including futures contracts and
imposed on redemptions made within six years            related options, are stated at market value
of purchase. In addition, Class B shares bear           or otherwise at fair value as determined in
certain expenses related to shareholder                 good faith by or under the direction of the
services and distribution associated with               Board of Directors of the Fund.
such shares and may be subject to lower
shareholder services and distribution                        (b) Foreign Currency Transactions --
expenses when they are converted to Class A             Transactions denominated in foreign
shares after eight years. Class Z shares are            currencies are recorded in the Fund's records
the original no load shares of the Fund,                at the current prevailing rate at the time of
whose distribution commenced July 8, 1985.              the transaction. Asset and liability accounts
Class Z shares are not subject to either an             that are denominated in the foreign currency
initial sales charge or ongoing shareholder             are adjusted to reflect the current exchange
services and distribution expenses. The                 rate at the end of the period. Transaction
following is a summary of significant                   gains or losses resulting from changes in the
accounting policies followed by the Fund.               exchange rate during the reporting period or
                                                        upon settlement of foreign currency
                                                        transactions are included in operations for
                                                        the current period.

                                                             The net assets of the Fund are presented
                                                        at the exchange rate and market values at the
                                                        end of the period. The Fund







                                         NOMURA PACIFIC BASIN FUND, INC.

                                             PACIFIC BASIN PORTFOLIO

                                     NOTES TO FINANCIAL STATEMENTS (Unaudited)


isolates that portion of the change in                  are reported as distributions in excess of
unrealized appreciation (depreciation)                  net investment income.
included in the statement of operations
arising as a result of changes in foreign                    (d) Capital Account Reclassification --
currencies at September 30, 2001 on                     For the year ended March 31, 2001, the Fund's
investments and other assets and liabilities.           accumulated net investment loss and
Net realized foreign exchange gains or losses           accumulated net realized loss were decreased
includes gains or losses arising from sales             by $44,403 and $47,546, respectively, with an
of portfolio securities, sales and maturities           offsetting decrease in paid in capital of
of short-term securities, currency gains or             $91,949. This adjustment was primarily the
losses realized between the trade and                   result of the reclassification of net foreign
settlement dates on securities transactions,            currency gains and losses, and a net
the difference between the amounts of                   operating loss.
dividends, interest, and foreign withholding
taxes recorded on the Fund's books, and the                  (e) Income Taxes -- A provision for
U.S. dollar equivalent of the amounts                   United States income taxes has not been made
actually received or paid.                              since it is the intention of the Fund to
                                                        continue to qualify as a regulated investment
     (c) Security Transactions, Investment              company under the Internal Revenue Code and
Income, Distributions to Shareholders --                to distribute within the allowable time limit
Security transactions are accounted for on              all taxable income to its shareholders.
the trade date. Dividend income is recorded
on the ex-dividend date and interest is                      Under the applicable foreign tax laws, a
recorded on the accrual basis. Realized gains           withholding tax may be imposed on gross sales
and losses on the sale of investments are               proceeds on the disposition of equity
calculated on the identified cost basis.                securities, interest, dividends and realized
                                                        gains at various rates; such withholding
     Dividends from net investment income and           taxes are reflected as a reduction of the
distributions from net realized gains, if               related income or realized gain.
any, are paid at least annually.
                                                             (f) Use of Estimates in Financial
     Distributions from net investment income           Statement Preparation -- The preparation of
and net realized gains are determined in                financial statements in accordance with
accordance with Federal income tax                      generally accepted accounting principles
regulations, which may differ from generally            requires management to make estimates and
accepted accounting principles. To the extent           assumptions that affect the reported amounts
these "book/tax" differences are permanent in           and disclosures in the financial statements.
nature (i.e., that they result from other               Actual results could differ from these
than timing of recognition -- "temporary"),             estimates.
such accounts are reclassified within the
capital accounts based on their federal                      (g) Concentration of Risk -- A
tax-basis treatment; temporary differences do           significant portion of the Fund's net assets
not require reclassification. Dividends and             consists of Japanese securities which involve
distributions which exceed net investment               certain considerations and risks not
income or net realized gains for financial              typically associated with investments in the
reporting purposes, but not for tax purposes,           United






                                         NOMURA PACIFIC BASIN FUND, INC.

                                             PACIFIC BASIN PORTFOLIO

                                     NOTES TO FINANCIAL STATEMENTS (Unaudited)


States. In addition to the smaller size, and            and NAM-Singapore, due to the voluntary
greater volatility, there is often                      expense reimbursement arrangement. At
substantially less publicly available                   September 30, 2001, the fee payable to the
information about Japanese issuers than there           Manager, by the Fund, was $0.
is about U.S. issuers. Future economic and
political developments in Japan could                        The Manager has contractually agreed,
adversely affect the value of securities in             through the end of the Fund's fiscal year on
which the Fund is invested. Further, the Fund           March 31, 2002, to limit the annual operating
may be exposed to currency devaluation and              expenses (excluding taxes, brokerage fees and
other exchange rate fluctuations.                       commissions and extraordinary charges such as
                                                        litigation costs) of each of the Fund's
                                                        classes as follows: Class A-1.90%, Class
2. MANAGEMENT AGREEMENT AND                             B-2.65% and Class Z-1.65% of average net
TRANSACTIONS WITH AFFILIATED PERSONS                    assets. Under the reimbursement arrangement,
                                                        the Fund has recorded expense reimbursement
     Nomura Asset Management U.S.A. Inc. (the           of $174,521 for the six months ended
"Manager") acts as the Manager of the Fund              September 30, 2001. This voluntary
pursuant to a management agreement. Under the           reimbursement arrangement may be terminated
agreement, the Manager provides all office              for subsequent fiscal years. Certain officers
space, facilities and personnel necessary to            and/or directors of the Fund are officers
perform its duties. Pursuant to such                    and/or directors of the Manager. The Nomura
management agreement, the Manager has                   Securities Co., Ltd., the Manager's indirect
retained its parent company Nomura Asset                parent, earned $1,677 in commissions on the
Management Co., Ltd. ("NAM") and Nomura Asset           execution of portfolio security transactions
Management Singapore Limited ("NAM                      for the six months ended September 30, 2001.
Singapore") to act as investment advisors for           The Fund pays fees to each Director not
the Fund.                                               affiliated with the Manager an annual fee of
                                                        $5,000 plus $500 per meeting attended,
     As compensation for its services to the            together with such Director's actual expenses
Fund, the Manager receives a monthly fee                related to attendance at meetings. Such fees
computed daily, at the annual rate of .75 of            and expenses for the unaffiliated Directors
1% of the Fund's average daily net assets.              aggregated $21,065 for the six months ended
For services performed, NAM and NAM-Singapore           September 30, 2001.
receive a monthly fee from the Manager at the
annual rates of .26125 of 1% and .0275 of 1%,                Distribution fees -- The Corporation on
respectively, of the average daily net assets           July 30, 1999 entered into a new Distribution
of the Fund. Under the Management Agreement,            Agreement with Funds Distributor, Inc. (the
the Fund accrued fees to the Manager of                 "Distributor"). The Corporation has adopted a
$31,336 for the six months ended September              Distribution Plan (the "Plan") in accordance
30, 2001 (see voluntary expense reimbursement           with the provisions of Rule 12b-1 under the
arrangement as described below). For the six            Investment Company Act of 1940.
months ended September 30, 2001, the Manager
informed the Fund that no payments were made                 Pursuant to the Class A shares Plan, the
to NAM                                                  Distributor receives a monthly fee, at the





                                       NOMURA PACIFIC BASIN FUND, INC.

                                           PACIFIC BASIN PORTFOLIO

                                     NOTES TO FINANCIAL STATEMENTS (Unaudited)


annual rate of 0.25% of the average aggregate           exclusive of investments in foreign
net asset value of the Class A shares of the            currencies and short term securities, were
Fund outstanding during the month, which is             $2,147,181 and $2,098,824 respectively.
an expense of the Class A shares for
distribution or other service activities as                  As of September 30, 2001, net unrealized
designated by the Distributor.                          depreciation on investments, exclusive of
                                                        investments in foreign currencies and
     Pursuant to the Class B shares Plan, the           short-term securities, for Federal income tax
Distributor receives a monthly distribution             purposes was $2,387,718 of which $433,749
fee, which is an expense of Class B shares,             related to appreciated securities and
at the annual rate of 0.75% of the average              $2,821,467 related to depreciated securities.
aggregate net asset value of the Class B                The aggregate cost of investments, exclusive
shares of the Fund outstanding during the               of investments in foreign currencies and
month. The Plan provides that Class B shares            short-term securities, at September 30, 2001
of the Fund also incur a service fee for                for Federal income tax purposes was
ongoing shareholder servicing and account               $9,187,213. In accordance with U.S. Treasury
maintenance, which is an expense of Class B             regulations, the Fund elected to defer
shares, at the annual rate of 0.25% of the              $25,430 of net foreign currency losses and
average aggregate net asset value of Class B            $145,637 of net realized capital losses
shares of the Fund outstanding during the               arising after October 31, 2000. Such losses
month.                                                  are treated for tax purposes as arising on
                                                        April 1, 2001. The Fund has a capital loss
                                                        carryforward as of March 31, 2001 of
3.  PURCHASES AND SALES OF INVESTMENTS                  approximately $1,257,000 which expires March
                                                        31, 2007.
     Purchases and sales of investments for
the six months ended September 30, 2001,



                                             NOMURA PACIFIC BASIN FUND, INC.

                                                 PACIFIC BASIN PORTFOLIO


FINANCIAL HIGHLIGHTS


Selected per share data and ratios for a share of common stock outstanding throughout each period:

                                                        Class Z shares
                                                      For the Six Months
                                                            Ended
                                                      September 30, 2001                         Class Z shares
                                                         (Unaudited)                      For the Year Ended March 31,
                                                      ------------------    ------------------------------------------------------
                                                                              2001        2000       1999       1998       1997
                                                                              ----        ----       ----       ----       -----
Net asset value, beginning of period:............          $10.72            $17.11      $11.63     $10.61     $13.76     $16.52
     Income from investment operations:                   --------           ------      ------     ------     ------     ------
   Net Investment loss+..........................          (0.01)            (0.07)       (0.09)     (0.03)     (0.07)     (0.14)
   Net realized and unrealized gain (loss)
     on investments and foreign currencies+......          (1.85)            (6.32)        5.57       1.05      (3.01)     (0.87)
                                                          --------           ------      ------     ------     ------     ------
   Total from investment operations..............          (1.86)            (6.39)        5.48       1.02      (3.08)     (1.01)

Distributions to shareholders from:
   Net investment income.........................           -                 -            -          -         (0.04)     (0.28)
   Net realized capital gains....................           -                 -            -          -         (0.03)     (1.47)
                                                          --------           ------      ------     ------     ------     ------
Total distributions..............................           -                 -            -          -         (0.07)     (1.75)
                                                          --------           ------      ------     ------     ------     ------
Net asset value, end of period...................         $ 8.86            $10.72       $17.11     $11.63     $10.61     $13.76
                                                          ========           ======      ======     ======     ======     ======
Total investment return..........................         (17.4%)           (37.3%)       47.1%       9.6%     (22.4%)     (6.9%)
Ratio to average net assets/supplemental data:
   Net assets, end of period (000)...............         $7,571            $9,180      $18,679    $12,725    $13,736    $22,128
   Operating expenses, net of
     reimbursement...............................         1.66%*             1.67%        1.89%      2.50%      2.49%      2.21%

   Total expenses................................         3.90%*             3.89%        3.16%      3.35%      2.91%      2.21%
   Net investment loss...........................        (0.11%)*           (0.49%)      (0.62%)    (0.33%)    (0.55%)    (0.87%)
   Portfolio turnover............................           25%                98%          83%        48%         45        62%


-----------------------------
+Based on average shares outstanding.
*Annualized





                                             NOMURA PACIFIC BASIN FUND, INC.

                                                 PACIFIC BASIN PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:


                                                                                                           August 2, 1999
                                                      For the Six Months                               (commencement of Class
                                                     Ended September 30,       For the Year Ended      share offering) through
                                                       2001 (Unaudited)          March 31, 2001            March 31, 2000
                                                     --------------------      -------------------     ------------------------
                                                     Class A      Class B      Class A     Class B      Class A       Class B
                                                      shares       shares       shares      shares       shares        shares
                                                     -------      -------      -------     -------      -------       -------
 Net asset value, beginning of period:...........   $10.70       $10.60        $17.09      $17.04      $13.95         $13.95
      Income from investment operations:
    Net Investment loss+.........................    (0.01)       (0.05)        (0.09)      (0.18)      (0.05)         (0.14)
    Net realized and unrealized gain (loss)
      on investments and foreign currencies+.....
                                                     (1.84)       (1.81)        (6.30)      (6.26)       3.19           3.23
    Total from investment operations.............    (1.85)       (1.86)        (6.39)      (6.44)       3.14           3.09
 Distributions to shareholders from:
    Net investment income........................        -            -            -            -           -             -
    Net realized capital gains...................        -            -            -            -           -             -
 Total distributions.............................        -            -            -            -           -             -
 Net asset value, end of period..................    $8.85        $8.74        $10.70      $10.60      $17.09         $17.04
 Total investment return.........................   (17.3%)      (17.6%)       (37.4%)     (37.8%)      22.5%          22.2%
 Ratio to average net assets/supplemental data:
    Net assets, end of period (000)..............       $6           $6           $8           $7         $12           $12
    Operating expenses, net of
      reimbursement..............................
                                                      1.81%*       2.51%*        1.86%       2.51%       1.80%*         2.27%*
    Total expenses...............................   549.16%*     550.74%*      376.33%     377.72%     368.73%*       367.31%*
    Net investment loss..........................    (0.27%)*     (0.97%)*      (0.68%)     (1.32%)     (0.49%)*       (1.32%)*
    Portfolio turnover...........................       25%          25%          98%          98%         83%           83%


---------------------
 +Based on average shares outstanding.
 *Annualized


BOARD OF DIRECTORS
William G. Barker, Jr.
Kazuhiko Hama
Chor Weng Tan
Arthur R. Taylor
John F Wallace

OFFICERS
Kazuhiko Hama, President
Keisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President
David G. Stoeffel, Vice President
John J. Boretti, Secretary and Treasurer
Rita Chopra, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISORS
Nomura Asset Management Co., Ltd.
1-14, 2-chome Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

Nomura Asset Management Singapore Limited
6 Battery Road
Singapore 049909

DISTRIBUTOR
Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
PO. Box 8500
North Quincy, Massachusetts 02171-8500

COUNSEL
Sidley Austin Brown & Wood LLP
875 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of The Americas
New York, New York 10036-2798

NOMURA PACIFIC BASIN FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

------------------------------------------------

     This Report is not to be construed as an offering for the sale of shares of Pacific
Basin Portfolio a series company of Nomura
Pacific Basin Fund, Inc., or as a
solicitation of an offer to buy any such shares, unless accompanied by an effective prospectus setting forth both details of the Fund and other material information.

     The Financial Statements including the
Schedule of Investments, have not been
examined by the Fund's independent
accountants, PricewaterhouseCoopers LLP, and accordingly, they express no opinion thereon.